UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2020

RESOURCE REIT, INC.

(Exact name of registrant specified in its charter)

Maryland	000-55430	80-0854717
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

1845 Walnut Street, 17th Floor

Philadelphia, Pennsylvania 19103

(Address of principal executive offices)

Registrant’s telephone number, including area code: (215) 231-7050

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events

On October 20, 2020, Resource REIT, Inc. (the “Company,” “we,” “our,” and “us”) filed a registration statement on Form S-4 (file no. 333-249572) (the “REIT I S-4”) with respect to the issuance of shares of its common stock, par value $0.01 per share (the “Common Stock”), to be issued as merger consideration at the effective time of the merger of Resource Real Estate Opportunity REIT, Inc. (“REIT I”) with and into a wholly owned subsidiary of the Company (the “REIT I Merger”). Also on October 20, 2020, the Company filed a registration statement on Form S-4 (file no. 333-249573) (the “REIT III S-4”), with respect to the issuance of the shares of Common Stock to be issued as merger consideration at the effective time of the merger of Resource Apartment REIT III, Inc. (“REIT III”) with and into a wholly owned subsidiary of the Company (the “REIT III Merger,” and together with the REIT I Merger, the “Mergers”). The REIT I S-4 and the REIT III S-4 were declared effective under the Securities Act of 1933, as amended on November 4, 2020. On January 27, 2021, each of the Mergers closed and on January 28, 2021 at the effective time of the REIT I Merger and the REIT III Merger, respectively, the separate existence of each of REIT I and REIT III ceased.

Each of the REIT I S-4 and the REIT III S-4 included pro forma financial information as of and for the six months ended June 30, 2020 and for the year ended December 31, 2019 to give effect to the self-managed transaction of REIT I (as described in detail in the REIT I S-4), the REIT I Merger and the REIT III Merger (the “Pro Forma Financial Information”). The Company is filing this Current Report on Form 8-K to provide the Pro Forma Financial Information as filed in the REIT I S-4 and the REIT III S-4 for purposes of incorporating by reference such information in the registration statement on Form S-8 of the Company to be filed to register 3,500,000 shares of the Common Stock issuable under the long-term incentive plan of the Company.

Item 9.01.	Financial Statements

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of the Company as of and for the six months ended June 30, 2020 and for the year ended December 31, 2019, giving effect to the self-managed transaction of REIT I, the REIT I Merger and the REIT III Merger, are filed herewith as Exhibit 99.1 included in this Item 9.01(b) by reference.

(c)	Exhibits

99.1	Pro Forma consolidated financial statements of the Company as of and for the six months ended June 30, 2020 and for the year ended December 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REIT, INC.

Dated: February 10, 2021	By:	/s/ Alan F. Feldman
	Name:	Alan F. Feldman
	Title:	Chief Executive Officer and President